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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 12, 1997

                            AT&T CAPITAL CORPORATION

  A Delaware                 Commission File             I.R.S. Employer
  Corporation                  No. 1-11237               No. 22-3211453

              44 Whippany Road, Morristown, New Jersey 07962-1983

                        Telephone Number (201) 397-3000



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                                                      Form 8-K February 12, 1997

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On February 12, 1997, AT&T Capital Corporation's (the "Company") Audit Committee of the Company's Board of Directors (with the concurrence of the Board of Directors) dismissed Coopers & Lybrand L.L.P. as the Company's independent public accountants and appointed Arthur Andersen LLP to serve as the Company's independent public accountants for the year 1997. Coopers & Lybrand L.L.P. will continue to serve as the Company's independent public accountants for 1996.

        Coopers & Lybrand L.L.P.'s reports on the Company's financial statements for the last two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 1995 and during the period from December 31, 1995 through February 12, 1997, there were no disagreements between the Company and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) would have caused Coopers & Lybrand L.L.P. to make reference to the subject matter of such disagreements in connection with its reports.




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                                                      Form 8-K February 12, 1997

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

               16     Letter on change in certifying accountants-
                      To the Securities and Exchange Commission from Coopers & Lybrand L.L.P., dated February 12, 1997.



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                                                      Form 8-K February 12, 1997

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AT&T CAPITAL CORPORATION

                                               Edward M. Dwyer
                                           -----------------------
                                           By: Edward M. Dwyer
                                               Senior Vice President and
                                               Chief Financial Officer


February 12, 1997




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                                                      Form 8-K February 12, 1997

                                  EXHIBIT INDEX

Exhibit No.

             16      Letter on change in certifying accountants-
                     To the Securities and Exchange Commission from Coopers & Lybrand L.L.P., dated February 12, 1997.


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